     EXHIBIT 32.1 CERTIFICATION PURSUANT TO

     18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NORTHWEST CHARIOTS INCORPORATED (the "Company") on Form 10-KSB for the year ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Dewar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 9, 2009

By: /s/ Douglas Dewar

Douglas Dewar

President, Chief Executive Officer and principal executive officer